AMENDMENT AGREEMENT NO. 1


                 AMENDMENT AGREEMENT NO. 1 dated as of June 7, 1995 amending Exhibit A-1 to the Equipment Leasing Agreement dated as of December 15, 1994 between BOT Financial Corporation ("Lessor") and LADD Furniture, Inc. ("Lessee") (said Equipment Leasing Agreement as amended and supplemented from time to time herein called the "Agreement"). All capitalized terms which are not otherwise defined herein shall have the meaning given to such terms in the Agreement.

                          WHEREAS, Lessee and Lessor desire to fix the
                 Basic Rent percentage and Interim Rent Percentage pertaining to Equipment being accepted on or after June 7, 1995 and through and including June 30, 1995.

                          NOW THEREFORE, in consideration of the
                 foregoing, and of the mutual covenants herein contained, Lessee and Lessor do hereby agree as follows:

                          1.      The section titled Basic Rent
                 Percentage is hereby amended by adding after the words "January 1, 1995" appearing on the second line thereof, the words "and prior to June 30, 1995, a factor equal to 1.477829%, and on or after July 1, 1995".

                          2.      The section titled Interim Rent
                 Percentage is hereby amended by adding after the words "January 1, 1995" appearing in the second line thereof, the words "and prior to June 30, 1995, a factor equal to .049261%, and on or after July 1, 1995".

                          3. The first full paragraph on the second page is inapplicable to Equipment accepted between June 7, 1995 through and including June 30, 1995.

                          4.      The section titled Certain Values is
                          hereby replaced with the following Certain
                          Values:


                          Estimated           Maximum              Maximum
                          Residual            Lessee               Lessor
                          Value               Risk                 Risk
 Expiration of:           Percentage:*        Percentage:*         Percentage:*

 Basic Term                55.197300           41.004026            14.193274

 Renewal Term 1            30.000000           23.670111             6.329889
 (if any)


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                          The words "this Agreement", "hereby" and other
                 like words in the Agreement from and after the effective date of this Amendment Agreement No. 1 shall mean and include the Agreement as amended and each amendment and supplement thereto. The Agreement as amended shall continue in full force and effect, strictly in accordance with its terms, and is in all respects ratified and confirmed.

                          IN WITNESS WHEREOF, the parties hereto have
                 caused this Amendment Agreement No. 1 to be duly executed by their duly authorized representatives as of the date first written above.

                                                   LADD FURNITURE, INC.
                                                   (LESSEE)



                                                   BY:
                                                   TITLE:

                                                   BOT FINANCIAL CORPORATION
                                                   (LESSOR)

                                                   BY:
                                                   TITLE: